Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Defiance Daily Target 1.75X Long MSTR ETF (MSTX)

Defiance Daily Target 2X Long AVGO ETF (AVGX)

Defiance Daily Target 2X Long SMCI ETF (SMCX)

 listed on The Nasdaq Stock Market, LLC

 Defiance Daily Target 2X Long LLY ETF (LLYX)

Defiance Daily Target 2X Long NVO ETF (NVOX)

listed on NYSE Arca Inc.

August 30, 2024

Supplement to the Summary Prospectus, Statutory Prospectus, and Statement of Additional Information

each dated August 20, 2024

Important Notice Regarding Change in Investment Objective, Investment Policy and Name

Notice of changes to investment objective and 80% policy of the Defiance Daily Target 1.75X Long MSTR ETF (the “Fund”).

The Fund desires to change its investment objective, which relates to the daily percentage change in the share price of MicroStrategy Incorporated (Nasdaq: MSTR) (the “Underlying Security” or “MSTR”).

Current Objective	New Objective
Seeks daily leveraged investment results of 1.75 (175%) the daily percentage change in the share price of MSTR.	Seeks daily leveraged investment results of 2.00 (200%) the daily percentage change in the share price of MSTR

Similarly, the Fund desires to revise its 80% policy to reflect the foregoing.

Current 80% Policy	New 80% Policy
Have at least 80% exposure to financial instruments with economic characteristics that should perform 1.75X the daily performance of the Underlying Security’s shares.	Have at least 80% exposure to financial instruments with economic characteristics that should perform 2X the daily performance of the Underlying Security’s shares.

The Fund’s proposed changes to its investment objective and 80% policy are expected to become effective on or about October 29, 2024. As of the effective date of such change, the Fund’s name will be changed to the Defiance Daily Target 2X Long MSTR ETF. The Fund’s ticker symbol will remain unchanged.

Please retain this Supplement for future reference.